UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-10537

                  Oppenheimer Tremont Market Neutral Fund, LLC
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
                    (Address of principal executive offices)
                                                                 (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


             Registrant's telephone number, including area code: (303) 768-3200
                                                                 --------------

                        Date of fiscal year end: March 31

            Date of reporting period: April 1, 2003 - March 31, 2004



ITEM 1.  REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund") is a limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation consistant with preservation of capital while attempting to generate positive returns over various market cycles. The Fund pursues this investment objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers that employ various "market neutral" investment strategies. The performance analysis discussed below is intended to provide investors with an overview of the Fund's performance for the one-year period ended March 31, 2004.

      The Fund provided an average annual total return for the one-year period ended March 31, 2004 of 2.38%.

      THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES, EXPENSES, AND INCENTIVE ALLOCATION INCLUDING THE MAXIMUM SALES LOAD OF 2.50%. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. THE AVERAGE ANNUAL RETURN DISCLOSED ABOVE REPRESENTS THE RETURN OF THE FUND IN THE AGGREGATE DURING THE YEAR. THIS RETURN MAY DIFFER FROM THE TOTAL RETURN INCLUDED IN THE FINANCIAL HIGHLIGHTS ON PAGE 10 WHICH IS BASED ON A HYPOTHETICAL INVESTMENT IN THE FUND DURING THE YEAR AND DOES NOT REFLECT THE DEDUCTION OF SALES LOAD. THE FUND IS A CLOSED-END REGISTERED INVESTMENT COMPANY AND NOT A MUTUAL FUND. THERE ARE CONSIDERABLE DIFFERENCES BETWEEN CLOSED-END REGISTERED INVESTMENT COMPANIES AND MUTUAL FUNDS. MUTUAL FUNDS PROVIDE DAILY LIQUIDITY. THE FUND IS ILLIQUID AND MAY BE RISKIER AND MORE EXPENSIVE THAN MUTUAL FUNDS. THE INVESTMENT FUNDS IN WHICH THE FUND INVESTS ARE GENERALLY NOT REGISTERED INVESTMENT COMPANIES AND, THEREFORE ARE NOT SUBJECT TO THE SAME REGULATORY OVERSIGHT AS MUTUAL FUNDS, INCLUDING REGULATIONS THAT REQUIRE MUTUAL FUNDS TO HAVE A CERTAIN DEGREE OF LIQUIDITY, LIMIT CONCENTRATION IN ANY ONE INVESTMENT, PROTECT AGAINST CONFLICTS OF INTEREST, ASSURE FAIRNESS IN PRICING FUND INTERESTS, REQUIRE DISCLOSURE ABOUT A FUND'S MANAGEMENT, HOLDING, FEES AND EXPENSES, AND LIMIT LEVERAGE. THE FUND IS DEPENDENT NOT ONLY ON THE INVESTMENT PERFORMANCE OF INDIVIDUAL MANAGERS BUT ALSO ON THE ABILITY OF THE INVESTMENT MANAGER TO EFFECTIVELY ALLOCATE THE FUND'S ASSETS.

      During the year ended March 31, 2004, the Fund's Event Driven and Fixed Income strategy allocation proved beneficial as the credit focused managers performed the best, and had the largest impact on performance. Given interest rate levels, kept low by the Federal Reserve (Fed) during the past year, many investors looking for yield moved their money into high yield mutual funds, which witnessed record inflows. The result was felt in the high yield bond market, which, as measured by the Merrill Lynch High Yield Master Index II, 1 ended the 12-month period with a gain of 22.21%. The most risky credit products dominated performance within the high yield market, with CCC-rated credits ending the year climbing 41.04%.

      Throughout 2003, favorable technical market conditions and an improving economic climate added positive momentum in the credit markets. Many managers with Event Driven and or Credit Sensitive investment strategies were generally able to capitalize on shifts in credit spread. But, the market for high yield and distressed securities changed substantially during the first quarter of 2004. Despite the continued strong earnings reports, investors began to discriminate between fundamentally solid companies and others with significant refinancing, industry or other structural risk profiles. A notable change occurred in the supply and demand balance in the high yield market; mutual fund investors began to withdraw from high yield, approximately $412 million in February and March. The results of hedge

1. The Merrill Lynch High Yield Master Index II is an unmanaged representation of the performance of non-investment grade U.S. domestic bonds and is not indicative of Fund performance. It is not possible to invest directly in an index.


                2 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC fund managers, while generally positive, saw significant disparity. Managers holding more liquid portfolios could quickly maneuver from higher beta names, thereby mitigating losses. However, managers with significant exposure to less liquid, CCC-rated credits had difficulty moving positions in a weak environment, hurting performance.

      Credit was also the driver of returns for convertible arbitrage managers and the results of this group reflected the positive momentum. The strategy was strong, coming off of last year's military initiative in the Middle East, though it suffered a setback during the summer months as declining volatility, call and dividend concerns and record new issuance weighed in on convertible arbitrage managers. By late 2003, the managers had regained their mid-summer losses as investor inflows into the strategy combined with an improving credit market, provided support to most convertible arbitrage managers. The managers generally had a positive January, though shifted to a defensive positioning, lowering leverage, hedging credit and hedging interest rates by the end of March 2004.

      As a group, Fixed Income arbitrage managers also posted positive performance. Directional and relative value trades focusing on corporate credit were popular themes among the managers. And, as the Fed went to great lengths to maintain a favorable, low-rate environment, opportunities across the U.S. yield curve were ample. Several major shifts occurred, though two are seen as primary drivers, first in June and July of 2003, and then again in February and March 2004. In mid-June 2003, Treasury yields were at all time lows, hitting 3.11%. By mid-July, Chairman Alan Greenspan dampened expectations that the Fed would continue its anti-deflation campaign. Fixed income markets were shocked by the size of the debated rate cut (25 basis points instead of 50 basis points) and quickly sold off. With the nearly certain end to the possibility of further rate cuts, and a massive wave of refinancing in the pipeline, the rising rate environment caused an abrupt shift in many hedging strategies which had a global impact.

      The Fund benefited from its Global Macro allocation, as the sector performed positively. Looking back, the key trends, aside from those prevalent in the U.S. fixed income markets, were the general improvement in global growth as witnessed by the rising global equity markets, the impact of U.S. interest rate policy across Europe, Japan and Asia, the escalation of commodity values, and the depreciation of the U.S. dollar. At the start of 2003, Global Macro managers shaped their views on some sweeping themes. Faced with the uncertainty of war in Iraq, the possibility of further terrorism, discussions of fiscal and monetary stimulus packages geared to jump-start a wavering economy, and global economic projections that were much less sanguine than current expectations, today's landscape is certainly different. As positive economic data trickled in, managers had to be nimble traders, constantly amending their overall views in order to succeed. Would the recovery continue? For how long? Would the Fed raise (lower) rates? How will the costs of the war influence political and economic ambitions? These debates, over the course of the year, set up many themes for managers to trade.

      The Fund's allocation to Long/Short Equity managers increased during the year by approximately 5%. The investment environment for most of the year was one of momentum. The lack of differentiation made it difficult for long/short equity managers to outperform the major equity indices. Towards the end of the year, managers began to report a return to a more fundamentally driven, stock-pickers market. Confirmation of this claim, through performance attribution, has begun to show more balance in gains between longs and shorts. For the year as a whole, managers with a longer bias did better than those with lower net exposures, or those that made top-down decisions to be net short.

      The Fund's exposure to the Equity Market Neutral sector was reduced over the year as the cyclical and secular backdrops have both been largely negative for the drivers of equity market neutral managers' returns. Narrower spreads, lower volatility, higher correlations and lower volumes have been costs to the strategy. In the final two quarters, investors began differentiating between fundamentally good and bad companies, allowing them to weather the storm and generate positive results.

      The year ended March 31, 2004 was a challenging one, and we thank you for your support.


                3 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------

FUND PERFORMANCE
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                Oppenheimer Tremont
                      Market                            Lehman Government Credit
                 Neutral Fund, LLC    S&P 500 Index 2         Bond Index 3

01/02/2002            $ 9,750              $10,000                $10,000
03/31/2002              9,841               10,028                  9,953
06/30/2002              9,796                8,685                 10,326
09/30/2002              9,767                7,185                 10,915
12/31/2002              9,894                7,791                 11,104
03/31/2003             10,035                7,545                 11,286
06/30/2003             10,246                8,706                 11,684
09/30/2003             10,349                8,937                 11,625
12/31/2003             10,407               10,024                 11,622
03/31/2004             10,535               10,194                 11,980

AVERAGE ANNUAL TOTAL RETURNS OF THE FUND AT 3/31/04

1-Year   2.38%     Since Inception   2.35%     Inception Date   1/2/02

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. AVERAGE ANNUAL RETURNS SHOW THE CHANGE IN THE VALUE OF THE FUND'S PERFORMANCE EXPRESSED AS A PERCENTAGE ON AN ANNUAL BASIS. PERFORMANCE SHOWN IS NET OF ALL FEES, EXPENSES, AND INCENTIVE ALLOCATION, INCLUDING THE MAXIMUM SALES LOAD OF 2.50%. THIS RETURN MAY DIFFER FROM THAT EXPERIENCED BY AN INDIVIDUAL INVESTOR THAT PURCHASES AN INTEREST IN THE FUND. THE AVERAGE ANNUAL RETURN DISCLOSED ABOVE REPRESENTS THE RETURN OF THE FUND IN THE AGGREGATE DURING THE YEAR. THIS RETURN MAY DIFFER FROM THE TOTAL RETURN INCLUDED IN THE FINANCIAL HIGHLIGHTS ON PAGE 10 WHICH IS BASED ON A HYPOTHETICAL INVESTMENT IN THE FUND DURING THE YEAR AND DOES NOT REFLECT THE DEDUCTION OF SALES LOAD. BECAUSE THERE ARE DIFFERENCES IN THE FUND'S INVESTMENT STRATEGIES AND THOSE SHOWN, NO INDEX IS DIRECTLY COMPARABLE TO THE FUND.

2. The S&P 500 Index is an unmanaged index considered to be generally representative of the U.S. large-cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct fees or expenses.

3. The Lehman Government/Credit Bond Index is an unmanaged index composed of debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies and quasi-federal corporations and fixed rate dollar denominated SEC-registered corporate debt that are rated investment grade or higher by Moody's Investor Service, Standard & Poor's Corporation, or Fitch Investor's Service, in that order.


                4 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS  March 31, 2004
--------------------------------------------------------------------------------

                                                          % OF                                     % OF
                                                    INVESTMENT                          FAIR   MEMBERS'                  ACQUISITION
                                                     FUND HELD           COST          VALUE    CAPITAL    LIQUIDITY 1        DATE 2
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE ARBITRAGE
Advent Convertible Arbitrage Fund, L.P.                    1.4%  $  3,495,000   $  4,134,289        6.4%     Quarterly   01/02-02/04
Forest Fulcrum Fund, L.P.                                  3.3      2,695,000      2,956,345        4.6      Monthly     01/02-02/04
Sage Capital, L.P.                                         5.1      4,045,000      4,298,122        6.7      Quarterly   01/02-03/04
                                                                 ---------------------------------------
TOTAL COVERTIBLE ARBITRAGE                                         10,235,000     11,388,756       17.7

------------------------------------------------------------------------------------------------------------------------------------
EQUITY MARKET NEUTRAL
AQR Global Stock Selection Institutional Fund, L.P.       11.0      3,020,366      3,300,470        5.1      Quarterly   01/02-07/03
Jemmco Partners, L.P. (Class A)                            1.6      2,320,000      2,488,472        3.9      Quarterly   01/02-01/04
NYLIM Andover Partners, L.P.                               2.7      4,030,000      4,042,733        6.3      Quarterly   07/03-10/03
                                                                 ---------------------------------------
TOTAL EQUITY MARKET NEUTRAL                                         9,370,366      9,831,675       15.3

------------------------------------------------------------------------------------------------------------------------------------
EVENT DRIVEN
Brencourt Arbitrage, L.P.                                  3.5      4,080,000      4,261,322        6.6      Quarterly   02/03-12-03
Halcyon Fund, L.P.                                         1.4      3,765,424      3,846,119        6.0      Annually    01/04-03/04
ReCap Partners, L.P.                                      15.7      2,686,623      3,171,704        4.9      Quarterly   01/02-09/03
                                                                 ---------------------------------------
TOTAL EVENT DRIVEN                                                 10,532,047     11,279,145       17.5

------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME ARBITRAGE
Endeavour Fund I LLC                                       1.5      4,225,000      4,830,270        7.5      Quarterly   04/03-08/03
Oak Hill CCF Partners, L.P.                                1.1      2,846,990      3,192,233        5.0      Monthly     01/02-02/03
FFTW Diversified Alpha Fund, Ltd. (Class A)                0.5      2,750,000      2,924,912        4.5      Monthly     11/02-07/03
                                                                 ---------------------------------------
TOTAL FIXED INCOME ARBITRAGE                                        9,821,990     10,947,415       17.0

------------------------------------------------------------------------------------------------------------------------------------
GLOBAL MACRO
Vega Global Fund Limited                                   0.1      4,067,100      4,561,487        7.1      Monthly     01/03-09/03
Epoch Capital Partners, L.P.                               4.0      3,950,000      3,902,805        6.1      Annually    11/03-03/04
                                                                 ---------------------------------------
TOTAL GLOBAL MACRO                                                  8,017,100      8,464,292       13.2

------------------------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY
Blue Coast Partners II, L.P.                               4.3      4,000,000      4,073,027        6.3      Quarterly         01/04
JL Partners, L.P.                                          0.7      2,700,000      2,776,029        4.3      Annually          02/04
Claiborne Capital Partners Institutional, L.P.             1.3      3,205,700      3,380,775        5.3      Quarterly   10/02-08/03
Zebedee European Fund, L.P.                                8.7      3,590,000      3,632,662        5.6      Monthly     05/03-08/03
                                                                 ---------------------------------------
TOTAL LONG/SHORT EQUITY                                            13,495,700     13,862,493       21.5

------------------------------------------------------------------------------------------------------------------------------------
MULTI-ARBITRAGE
Canyon Value Realization Fund, L.P.                        0.4      2,469,623      3,256,570        5.1      Annually    01/02-04/03
LibertyView Fund, LLC                                      0.9      2,244,000      2,475,869        3.9      Monthly     01/02-07/03
                                                                 ---------------------------------------
TOTAL MULTI-ARBITRAGE                                               4,713,623      5,732,439        9.0
                                                                 ---------------------------------------

Total Investments in Investment Funds                              66,185,826     71,506,215      111.2

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
Provident Institutional Temp Fund (2,556,189 shares)                2,556,189      2,556,189        4.0
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN INVESTMENT FUNDS AND
SHORT-TERM INVESTMENT                                            $ 68,742,015     74,062,404      110.9
                                                                 ============
LIABILITIES IN EXCESS OF OTHER ASSETS                                             (9,757,831)     (10.9)
                                                                                ------------------------

MEMBERS' CAPITAL                                                                $ 64,304,573      100.0%
                                                                                ========================

DETAILED INFORMATION ABOUT THE INVESTMENT FUNDS' PORTFOLIOS IS NOT AVAILABLE.

1.    AVAILABLE FREQUENCY OF REDEMPTIONS AFTER INITIAL LOCK-UP PERIOD.

2.    REPRESENTS INITIAL THROUGH MOST RECENT MONTH OF INVESTMENT PURCHASES.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                5 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL  March 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments in investment funds, at fair value (cost $66,185,826)    $71,506,215
--------------------------------------------------------------------------------
Cash and cash equivalents (cost $2,556,189)                            2,556,189
--------------------------------------------------------------------------------
Other assets                                                              29,462
                                                                     -----------
Total assets                                                          74,091,866

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payables:
Member redemptions                                                     9,578,458
Management fee                                                            61,589
Investor servicing fees                                                   55,608
Professional fees                                                         49,871
Accounting and investor processing fees                                   23,204
Administration fee                                                        15,401
Board of Managers' fees and expenses                                         565
Miscellaneous                                                              2,597
                                                                     -----------
Total liabilities                                                      9,787,293

--------------------------------------------------------------------------------
NET ASSETS                                                           $64,304,573
                                                                     ===========

--------------------------------------------------------------------------------
MEMBERS' CAPITAL
--------------------------------------------------------------------------------
Represented by:
Net capital contributions                                            $58,984,184
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                             5,320,389
                                                                     -----------
TOTAL MEMBERS' CAPITAL                                               $64,304,573
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                6 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended March 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                           $    26,722

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fee                                                          622,902
--------------------------------------------------------------------------------
Investor servicing fees                                                 176,997
--------------------------------------------------------------------------------
Administration fee                                                      155,757
--------------------------------------------------------------------------------
Accounting and investor processing fees                                 108,297
--------------------------------------------------------------------------------
Professional fees                                                        81,837
--------------------------------------------------------------------------------
Custodian fees                                                           11,137
--------------------------------------------------------------------------------
Board of Managers' fees and expenses                                     10,323
--------------------------------------------------------------------------------
Miscellaneous                                                            31,385
                                                                    ------------
Total expenses                                                        1,198,635

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (1,171,913)

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain on investments                                        923,075
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                  3,215,949

--------------------------------------------------------------------------------
NET INCREASE IN MEMBERS' CAPITAL RESULTING FROM OPERATIONS          $ 2,967,111
                                                                    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                7 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                                        SPECIAL ADVISORY
                                                                                 ACCOUNT              MEMBERS                TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
MEMBERS' CAPITAL AT MARCH 31, 2002                                          $         --         $ 25,174,827         $ 25,174,827
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                                                   --             (602,349)            (602,349)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                      --             (404,180)            (404,180)
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                  --            1,727,790            1,727,790
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in members' capital resulting from operations                            --              721,261              721,261

-----------------------------------------------------------------------------------------------------------------------------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from member subscriptions 1                                                  --           14,614,842           14,614,842
-----------------------------------------------------------------------------------------------------------------------------------
Payments for member redemptions                                                       --             (294,612)            (294,612)
                                                                            -------------------------------------------------------
Reallocation of incentive allocation                                                 157                 (157)                  --
                                                                            -------------------------------------------------------
Net increase in members' capital resulting from capital transactions                 157           14,320,073           14,320,230
                                                                            -------------------------------------------------------
Total increase in members' capital                                                   157           15,041,334           15,041,491
                                                                            -------------------------------------------------------
MEMBERS' CAPITAL AT MARCH 31, 2003                                          $        157         $ 40,216,161         $ 40,216,318
                                                                            =======================================================

-----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED MARCH 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                                                   --           (1,171,913)          (1,171,913)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                      --              923,075              923,075
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                  --            3,215,949            3,215,949
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in members' capital resulting from operations                            --            2,967,111            2,967,111

-----------------------------------------------------------------------------------------------------------------------------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from member subscriptions 1                                                  --           31,406,732           31,406,732
-----------------------------------------------------------------------------------------------------------------------------------
Payments for member redemptions                                                  (87,707)         (10,197,881)         (10,285,588)
                                                                            -------------------------------------------------------
Reallocation of incentive allocation                                              91,425              (91,425)                  --
                                                                            -------------------------------------------------------
Net increase in members' capital resulting from capital transactions               3,718           21,117,426           21,121,144
                                                                            -------------------------------------------------------
Total increase in members' capital                                                 3,718           24,084,537           24,088,255
                                                                            -------------------------------------------------------
MEMBERS' CAPITAL AT MARCH 31, 2004                                          $      3,875         $ 64,300,698         $ 64,304,573
                                                                            =======================================================

1. Includes redemption fees received of $2,010 and $2,946 during the years ended March 31,2004 and 2003, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                8 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS  For the Year Ended March 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
--------------------------------------------------------------------------------
Net increase in members' capital resulting from operations         $  2,967,111
--------------------------------------------------------------------------------
Adjustments to reconcile net increase in members' capital
from operations to net cash used in operating activities:
Net realized gain on investments                                       (923,075)
Net change in unrealized appreciation on investments                 (3,215,949)
Purchases of investments                                            (43,611,823)
Proceeds from sales of investments                                   12,491,272
Decrease in receivable for investment funds sold                         47,079
Increase in other assets                                                 (7,556)
Decrease in management fee payable                                       (3,430)
Increase in investor servicing fees payable                              40,382
Increase in professional fees payable                                     7,127
Increase in accounting and investor processing fees payable               2,795
Decrease in administration fee payable                                     (858)
Decrease in Board of Managers' fees and expenses payable                   (987)
Decrease in miscellaneous payables                                       (8,869)
                                                                   -------------
Net cash used in operating activities                               (32,216,781)

--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
--------------------------------------------------------------------------------
Proceeds from member subscriptions                                   31,406,732
Payments for member redemptions                                        (998,796)
                                                                   -------------
Net cash provided by financing activities                            30,407,936

--------------------------------------------------------------------------------
Net decrease in cash and cash equivalents                            (1,808,845)
--------------------------------------------------------------------------------
Cash and cash equivalents at beginning of year                        4,365,034
                                                                   -------------
Cash and cash equivalents at end of year                           $  2,556,189
                                                                   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                9 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                    2004             2003            2002 1
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                             5.16%            2.03%            0.94%
-------------------------------------------------------------------------------------------------
Incentive allocation                                    (0.18)%          (0.06)%           0.00%
                                                      -------------------------------------------
TOTAL RETURN OF NET INCENTIVE ALLOCATION 2               4.98%            1.97%            0.94%

-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Members' capital, end of period (in thousands)        $64,305          $40,216          $25,175
-------------------------------------------------------------------------------------------------
Ratios to average members' capital: 3
Net investment loss 4                                   (1.96)%          (1.91)%          (2.27)% 5
-------------------------------------------------------------------------------------------------
Total expenses                                           2.01%            1.96%            2.29% 5
Incentive allocation                                     0.15             0.00 6           0.00
                                                      -------------------------------------------
Total expenses and incentive allocation                  2.16%            1.96%            2.29% 5
-------------------------------------------------------------------------------------------------
Portfolio turnover rate 7                                  22%              25%               0%

1. For the period from January 2, 2002 (commencement of operations) to March 31, 2002.

2. Total return assumes a purchase of an interest in the Fund on the first day and a sale of that same interest on the last day of the period noted, after Incentive Allocation to the Special Advisory Member, if any, and does not reflect the deduction of sales loads, if any, incurred when subscribing to the Fund. Total returns for a period of less than a full year are not annualized.

3. Ratios do not reflect the Fund's proportionate share of income and expenses of the Investment Funds.

4. Excludes impact of incentive allocation.

5. Annualized.

6. Represents less than 0.005%.

7. Represents the lesser of purchases or sales of investments in Investment Funds divided by the average fair value of investments in Investment Funds.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                10 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. ORGANIZATION

Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund") is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation consistent with preservation of capital while attempting to generate positive returns over various market cycles. The Fund pursues this objective by investing primarily in private investment partnerships and similar investment vehicles ("Investment Funds") that are managed by a select group of alternative asset managers that employ various "market neutral" investment strategies. These strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other markets.

      OppenheimerFunds, Inc. (the "Adviser"), serves as the investment adviser of the Fund subject to the ultimate supervision of and subject to any policies established by the Fund's Board of Managers ("the Board"), pursuant to the terms of the investment advisory agreement with the Fund (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. The Adviser is authorized, subject to the approval of the Board and Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

      Tremont Partners, Inc. (the "Investment Manager"), an affiliate of the Adviser, has been retained to serve as the Fund's Investment Manager and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Adviser.

      The Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company ultimately controlled by Massachusetts Mutual Life Insurance Company. The Adviser and the Investment Manager are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

      Generally, initial and additional applications for interests ("Interests") by eligible investors may be accepted as of the first day of each month based on the Fund's net asset value. The Fund reserves the right to reject any applications for Interests in the Fund.

      The Fund from time to time may offer to repurchase outstanding Interests based on the Fund's net asset value pursuant to written tenders from Members. Repurchases will be made at such times and on such terms as may be determined by the Board, in its sole discretion; and will be offered to repurchase at a specified dollar amount of outstanding Interests. Generally, the Fund will offer to repurchase interests, twice each year, as of the last business day of March and September. A redemption fee payable to the Fund of 1.00% of the net asset value of an Interest (or portion of an Interest) repurchased by the Fund applies if the Interest is repurchased less than one year after the Member's initial investment in the Fund. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The Fund generally pays the value of the Interests or portions thereof repurchased approximately one month after the value of Interests to be repurchased is determined. If the entire Interest of a Member is repurchased, the Member receives an initial payment equal to 95% of the estimated value of the Interest and the balance due is determined and paid promptly after completion of the year end audit of the Fund. A Member's Interest in the Fund can only be transferred or assigned with the written consent of the Board, which may be withheld in its sole and absolute discretion.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America, which require the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Such policies are consistently followed by the Fund in preparation of its financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.


                11 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES Continued

      In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
PORTFOLIO VALUATION. The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

      The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund's investments in Investment Funds are carried at fair value as determined by the Fund's pro-rata interest in the net assets of each Investment Fund. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds, as described in each of their financial statements and offering memoranda. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations payable to the Investment Funds' managers pursuant to the Investment Funds' agreements. Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to the Board's supervision. In accordance with the Advisory Agreement, the Adviser values the Fund's assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund's investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

--------------------------------------------------------------------------------
INCOME RECOGNITION AND EXPENSES. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in an Investment Fund's net asset value is included in net change in unrealized appreciation/depreciation on investments on the statement of operations. Distributions received from Investment Funds, whether in the form of cash or securities, are applied as a reduction of the Investment Fund's cost. Realized gains or losses on withdrawals from Investment Funds are recognized on a cost recovery basis.

      The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; certain offering costs; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. Ongoing offering costs are capitalized and amortized to expense over twelve months on a straight-line basis.

      Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members (but not the Special Advisory Account, as defined) as of the last day of each fiscal period in accordance with the Members' respective investment percentages for the fiscal period. Net profits or net losses are measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period, before giving effect to any repurchases by the Fund of Interests or portions of Interests.

--------------------------------------------------------------------------------
INCOME TAXES. No provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

      At March 31, 2004, the Fund reclassified $1,171,913 and $923,075 from accumulated net investment loss and accumulated net realized gain on investments, respectively, to net capital contributions. This reclassification was to reflect, as an adjustment to net capital contributions, the amounts of taxable income or loss that have been allocated to the Fund's Members and had no effect on net assets.

      The cost of investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on


                12 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

Schedules K-1. The aggregate cost of Investment Funds and the composition of unrealized appreciation and depreciation on Investment Funds for federal income tax purposes as of March 31, 2004 are noted below. The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies.

            Federal tax cost of Investment Funds        $ 69,942,544
                                                        ============
            Gross unrealized appreciation               $  2,152,561
            Gross unrealized depreciation                   (588,890)
                                                        ------------
            Net unrealized appreciation                 $  1,563,671
                                                        ============

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS. Cash and cash equivalents consist of monies invested in money market funds sponsored by BlackRock Institutional Management Corporation, an affiliate of PNC Bank, N.A., and are accounted for at net asset value. Dividends receivable from such funds are included in other assets on the statement of assets, liabilities and members' capital. The Fund treats all financial instruments that mature within three months as cash equivalents.

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER

The Adviser provides certain management and administrative services to the Fund. In consideration for such management services, the Fund pays the Adviser a monthly management fee (the "Management Fee") computed at an annual rate of 1.00% of the Fund's net assets determined as of the last day of the month (before any repurchases of Interests or Incentive Allocation). The Adviser pays 50% of its fee to the Investment Manager. In consideration for such administration services, the Fund pays the Adviser a monthly administration fee (the "Administration Fee") computed at an annual rate of 0.25% of the Fund's net assets determined as of the last day of the month (before any repurchases of Interests or Incentive Allocation and the Management Fee). At March 31, 2004, $61,589 and $15,401 of the Management Fee and Administration Fee, respectively, were payable to the Adviser. For the year ended March 31, 2004, the Management Fee and Administration Fee incurred by the Fund were $622,902 and $155,757, respectively.

      The Investment Manager has been designated by the Adviser as the special advisory member (the "Special Advisory Member") and is entitled to receive a performance-based allocation (the "Incentive Allocation") equal to 5% of net profits, if any, in excess of the preferred return (the "Preferred Return"). The Preferred Return is an amount determined by applying an annual percentage rate equal to the 2-year Treasury constant maturity rate to the capital account balance of each Member as of the beginning of the fiscal period. For the three months ended March 31, 2004, the Preferred Return was 1.84%. For the calendar year ended December 31, 2003, the Preferred Return was 1.61%. The Incentive Allocation applies only to net profits for the applicable calendar year that exceed both: (i) the Preferred Return for the calendar period; and (ii) any balance in a "Loss Recovery Account," as defined in the Fund's registration statement, established for each Member. A Special Advisory Account has been established by the Fund for crediting any Incentive Allocation due to the Special Advisory Member. The Incentive Allocation is debited from each Member's capital account and credited to the Special Advisory Account. Generally, the Incentive Allocation is made as of the end of each calendar year and upon the repurchase of any Member's Interest (or portion thereof). The Special Advisory Member may withdraw any Incentive Allocation credited to the Special Advisory Account at any time following the date on which the Incentive Allocation is made. For the calendar year ended December 31, 2003, the Special Advisory Member earned an Incentive Allocation of $87,550. If the Members' measurement period for Incentive Allocation closed at March 31, 2004, Incentive Allocation reallocable to the Special Advisory Member would have been an additional $24,954 based on the performance of the Fund during the period from January 1, 2004 to March 31, 2004. For the period from January 1, 2004 to March 31, 2004, $3,875 of Incentive Allocation was earned by the Special Advisory Member due to Member redemptions.

      The Adviser's and Investment Manager's capital account balances at March 31, 2004 were $26,346,862 and $540,658, respectively. The Adviser's and Investment Manager's capital account balances at March 31, 2003 were $25,029,578 and


                13 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY TRANSACTIONS AND OTHER Continued

$515,164, respectively. During the year ended March 31, 2004, the Adviser contributed an additional $71,668. During the year ended March 31, 2004, the Investment Manager withdrew $87,707 from the Special Advisory Account.

      A majority of the Board is comprised of persons who are independent with respect to the Fund. Each Board member who is not an employee of the Adviser or one of its affiliates, receives an annual retainer plus a fee for each meeting attended. Additionally, these Board members are reimbursed by the Fund for all reasonable out of pocket expenses. Any Board member who is an employee of the Adviser or one of its affiliates, does not receive an annual fee from the Fund.

      PFPC Trust Company (an affiliate of PNC Bank, N.A.) serves as custodian of the Fund's assets and provides custodial services for the Fund.

      PFPC Inc. ("PFPC") (also an affiliate of PNC Bank, N.A.) serves as accounting and investor processing agent to the Fund and in that capacity provides accounting, tax and Member related services. PFPC receives a monthly fee primarily based upon the average net assets of the Fund, subject to a minimum monthly fee. Additionally, the Fund reimburses all reasonable out of pocket expenses incurred by PFPC.

      Under the terms of an investor servicing agreement (the " Investor Servicing Agreement") between the Fund and OppenheimerFunds Distributor, Inc. (the "Distributor"), the Distributor is authorized to retain brokers, dealers and certain financial advisers ("Investor Service Providers") to provide ongoing investor services and account maintenance services to Members that are their customers. Under the Investor Servicing Agreement, the Fund pays a fee to the Distributor to reimburse it for payments made to Investor Service Providers. This fee is paid quarterly and, with respect to each Investor Service Provider, shall not exceed the lesser of: (i) 0.50% (on an annualized basis) of the aggregate value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Interests or Incentive Allocation and the Management Fee); or (ii) the Distributor's actual payments to the Investor Service Provider. The Distributor is entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers. At March 31, 2004, $55,608 was payable to the Distributor.

--------------------------------------------------------------------------------
4. INVESTMENTS IN INVESTMENT FUNDS

At March 31, 2004, the Fund had investments in Investment Funds, none of which were related parties. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds' managers/ general partners in the form of management fees ranging from 1.0% to 2.0% annually of net assets and performance incentive fees/allocations ranging from 10% to 25% of net profits earned. The Investment Funds provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to eighteen months from initial investment. Information related to each Investment Fund is included on the statement of investments. At March 31, 2004, the Fund had approximately 2.2% of capital invested in Investment Funds with lock-up provisions extending one year from March 31, 2004.

      For the year ended March 31, 2004, the aggregate cost of purchases and proceeds from sales of Investment Funds were $43,611,823 and $12,491,272, respectively.

--------------------------------------------------------------------------------
5. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These activities may include, but are not limited to, short selling activities, writing option contracts and interest rate, credit default and total return equity swap contracts. The Fund's risk of loss in these Investment Funds is limited to the value of these investments as reported by the Fund.

--------------------------------------------------------------------------------
6. SUBSEQUENT EVENTS

Effective April 1, 2004 and May 1, 2004, the Fund received initial and additional contributions from Members of approximately $2,579,000 and $4,071,000, respectively.


                14 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE MEMBERS AND BOARD OF MANAGERS OF OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

We have audited the accompanying statement of assets, liabilities and members' capital of Oppenheimer Tremont Market Neutral Fund, LLC (the "Fund"), including the statement of investments, as of March 31, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from January 2, 2002 (commencement of operations) to March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2004, by correspondence with management of the investment funds and the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Tremont Market Neutral Fund, LLC at March 31, 2004, the results of its operations and its cash flows for the year then ended, changes in its members' capital for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from January 2, 2002 to March 31, 2002 in conformity with U.S. generally accepted accounting principles.


                                        /s/ ERNST & YOUNG LLP

New York, New York
May 17, 2004


                15 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund invests primarily in investment partnerships and similar investment vehicles that are not voting securities. To the extent the Fund invests in voting securities, if any, it has adopted the Portfolio Proxy Voting Policies and Procedures of OppenheimerFunds, Inc. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.858.9826, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------

FEES AND EXPENSES INCURRED INDIRECTLY  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund indirectly paid management fees of $840,757 during the period April 1, 2003 through March 31, 2004 as a result of its investments in Investment Funds. This amount represents 1.4% of the Fund's average net assets. All Investment Funds that may have received management fees from the Fund did report this detail to the Fund.

      In addition, the Fund indirectly incurred incentive allocation of $952,276 during the period January 1, 2003 through December 31, 2003 as a result of its investments in Investment Funds. This amount represents 1.6% of the Fund's average net assets. The $952,276 only includes incentive allocation incurred from Investment Funds that reported this detail to the Fund. One Investment Fund that may have received incentive allocation from the Fund did not report this detail to the Fund.


                16 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------

MANAGERS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER
FUND, LENGTH OF SERVICE, AGE          TRUSTEESHIPS/DIRECTORSHIPS/MANAGERSHIPS HELD BY MANAGER; NUMBER OF PORTFOLIOS IN
                                      FUND COMPLEX CURRENTLY OVERSEEN BY MANAGER
MANAGERS                              THE ADDRESS OF EACH MANAGER AND INTERESTED MANAGER IN THE CHARTS BELOW IS 6803
                                      S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH MANAGER SERVES FOR AN INDEFINITE
                                      TERM, UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RONALD J. ABDOW,                      Chairman (since 1959) of Abdow Corporation (operator of restaurants); Trustee of
Manager (since 2002)                  the following real estate businesses (owners and operators of restaurants): G&R
Age: 72                               Realty Co. Trust (since 1978), G&R Trust (since 1973), Abdow Partnership (since
                                      1975), Auburn Associates (since 1983); Hazard Associates (since 1985); Chairman
                                      (since 1996) of Western Mass Development Corp. (non-profit development);
                                      Chairman of American International College (non-profit college); Trustee (since
                                      1987) of Bay State Health Systems (Health Services); Trustee (since 1993) of MML
                                      Series Investment Fund and Trustee (since 1994) of MassMutual Institutional
                                      Funds (MMIF) (open-end investment companies). Oversees 10 portfolios in the
                                      OppenheimerFunds complex.

JOSEPH M. WIKLER,                     Self-employed as an investment consultant; a director (since 1996) of Lakes
Manager (since 2002)                  Environmental Association, and Medintec (since 1992) and Cathco (since 1995)
Age: 63                               (medical device companies); and a member of the investment committee of the
                                      Associated Jewish Charities of Baltimore (since 1994); formerly a director of
                                      Fortis/Hartford mutual funds (1994 - December 2001). Oversees 10 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                        President of Wold Properties, Inc. (an oil and gas exploration and production
Manager (since 2002)                  company); Vice President, Secretary and Treasurer of Wold Trona Company, Inc.
Age: 56                               (soda ash processing and production); Vice President of Wold Talc Company, Inc.
                                      (talc mining); Managing Member, Hole-in-the-Wall Ranch (cattle ranching);
                                      formerly Director and Chairman of the Board, Denver Branch of the Federal
                                      Reserve Bank of Kansas City (1993-1999) and Director of PacifiCorp. (1995 -
                                      1999), an electric utility. Oversees 10 portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------
INTERESTED MANAGER

EUSTIS WALCOTT,                       Principal with Ardsley Associates (since 2000) (consulting firm). Director
Manager (since 2002)                  (since October 2000) of Cornerstone Real Estate Advisors (real estate equity
Age: 66                               investment management services) and MML Investors Services (individual retirement, insurance, investment and life event planning products and services company) (both affiliates of the Adviser); Trustee of OFI Trust Company (since
                                      2001) (also an affiliate of the Adviser). Formerly Trustee of the American
                                      International College (1995 - December 2003); Senior Vice President, MassMutual
                                      Financial Group (May 1990 - July 2000). Oversees 10 portfolios in the
                                      OppenheimerFunds complex.


                17 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

--------------------------------------------------------------------------------

MANAGERS AND OFFICERS Unaudited / Continued
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
INTERESTED MANAGER                    THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225
AND OFFICER                           LIBERTY STREET, NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE
                                      TERM, UNTIL HIS RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                       Chairman, Chief Executive Officer and director (since June 2001) and President
President, Manager and                (since September 2000) of the Manager; President and a director or trustee of
Chairman of the Board,                other Oppenheimer funds; President and a director (since July 2001) of
Manager (since 2002)                  Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
Age: 54                               Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                      Manager); a director (since November 2001) of OppenheimerFunds Distributor Inc.
                                      (a subsidiary of the Manager); Chairman and a director (since July 2001) of
                                      Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001)
                                      of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                                      OFI Institutional Asset Management, Inc. and Centennial Asset Management
                                      Corporation (since November 2001), HarbourView Asset Management Corporation and
                                      OFI Private Investments, Inc. (since July 2001); President (since November 1,
                                      2001) and a director (since July 2001) of Oppenheimer Real Asset Management,
                                      Inc.; a director (since November 2001) of Trinity Investment Management Corp.
                                      and Tremont Capital Management, Inc. (Investment advisory affiliates of the
                                      Manager); Executive Vice President (since February 1997) of Massachusetts Mutual
                                      Life Insurance Company (the Manager's parent company); a director (since June
                                      1995) of DLB Acquisition Corporation (a holding company that owns the shares of
                                      David L. Babson & Company, Inc.); a member of the Investment Company Institute's
                                      Board of Governors (elected to serve from October 3, 2003 through September 30,
                                      2006); formerly, Chief Operating Officer (September 2000-June 2001) of the
                                      Manager; President and trustee (November 1999-November 2001) of MML Series
                                      Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life Insurance
                                      Company; President, Chief Executive Officer and director (September 1999-August
                                      2000) of MML Bay State Life Insurance Company; a director (June 1989-June 1998)
                                      of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of
                                      Emerald Isle Bancorp). Oversees 73 portfolios as Trustee/Director and 10 portfolios as Officer in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------
OFFICERS                              THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MR. ZACK, TWO
                                      WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NY 10281-1008, FOR MR.
                                      WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR
                                      AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER RESIGNATION, DEATH OR REMOVAL.

BRIAN W. WIXTED,                      Senior Vice President and Treasurer (since March 1999) of the Adviser; Treasurer
Treasurer, Principal Financial        (since March 1999) of HarbourView Asset Management Corporation, Shareholder
and Accounting Officer                Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
(since 2002)                          Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
Age: 44                               Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                      OppenheimerFunds plc (since May 2000) and OFI Institutional Asset Management,
                                      Inc. (since November 2000); Treasurer and Chief Financial Officer (since May
                                      2000) of Oppenheimer Trust Company (a trust company subsidiary of the Adviser);
                                      Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                                      OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief
                                      Operating Officer (March 1995-March 1999) of Bankers Trust Company-Mutual Fund
                                      Services Division. An officer of 83 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                       Executive Vice President (since January 2004) and General Counsel (since
Secretary (since 2002)                February 2002) of the Adviser; General Counsel and a director (since November
Age: 55                               2001) of OppenheimerFunds Distributor Inc.; Senior Vice President and General
                                      Counsel (since November 2001) of HarbourView Asset Management Corporation; Vice
                                      President and a director (since November 2000) of Oppenheimer Partnership
                                      Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                      November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                      Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                      Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                      Centennial Asset Management Corporation; a director (since November 2001) of
                                      Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                      (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                      (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                      November 2001) of Oppenheimer Acquisition Corp.; formerly Senior Vice President
                                      (May 1985-January 2004), Acting General Counsel (November 2001-February 2002)
                                      and Associate General Counsel (May 1981-October 2001) of the Adviser; Assistant
                                      Secretary of Shareholder Services, Inc. (May 1985-November 2001), Shareholder
                                      Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds
                                      International Ltd. And OppenheimerFunds plc (October 1997-November 2001). An
                                      officer of 83 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S MANAGERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST


                18 | OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Managers of the registrant has determined that Joseph M. Wikler, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Wikler as the Audit Committee's financial expert. Mr. Wikler is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a)  Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements was engaged to provide $32,250 in fiscal 2004 and $32,000 in fiscal 2003.


         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $0 in fiscal 2004 and $2,250 in fiscal 2003.

              The principal accountant for the audit of the registrant's annual financial statements billed $0 in fiscal 2004 and $35,000 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last tow fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $3,000 in fiscal 2004 and $0 in fiscal 2003.


              The principal accountant for the audit of the registrant's annual financial statements billed $0 in fiscal 2004 and $2,000 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include services provided to the registrant's Board of Managers with respect to analysis of the registrant's expenses and consultations with management with respect to its due diligence review process surrounding investments.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed $3,000 in fiscal 2004 and $39,250 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable

ITEM 7.  SEE EXHIBIT 11 C.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Managers that would require disclosure herein.

ITEM 10.  CONTROLS AND PROCEDURES

         (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of March 31, 2004, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

         (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)

(C) EXHIBITS ATTACHED HERETO. (ATTACH PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES AS REQUIRED BY ITEM 7)